Exhibit 10.6

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

NON-DISCLOSURE AGREEMENT

BETWEEN

Umbrella Treatment Trading company
Saudi Arabia / Riyadh

AND

MEDIKA NATURA SDN. BHD

[COMPANY NO. [***]]

THIS AGREEMENT is made on 27 day of OCT 2024
BETWEEN

UMBRELLA TRADING COMPANY (hereinafter referred to as UMBRELLA ) having its registered office [***] represented by its PRESIDENT, [***] hereinafter referred to as “Disclosing Party” or “Company”. (hereinafter referred to as “Umbrella”) of the one part.

AND

MEDIKA NATURA SON. BHD [COMPANY NO. [***])] a company incorporated under the laws of Malaysia and having its business address at [***] (hereinafter referred to as the “Company”) of the other part.

(Umbrella and the Company hereinafter individually referred to as a “Party” and collectively as the “Parties’’)

WHEREAS:-

A.	Umbrella is involved in the following business activities Health food Distribution

B.	The Company is involved in the clinical research, development, and commercialisation of all types of plants, plant extracts, herbs, and herbal-related products and services, including the extraction of active pharmaceutical ingredients (APis).

C.	The parties are currently engaged in discussions regarding the strategic marketing, distribution, and registration of Medika Natura’s healthcare products within the Saudi Arabian market. These discussions aim to explore potential partnerships, distribution channels, product registration with the Saudi Food and Drug Authority (SFDA), and promotional strategies to ensure compliance with local regulations. Both parties are focused on ensuring that Medika Natura’s offerings meet the specific needs of the Saudi healthcare sector, while adhering to all regulatory requirements. The goal is to maximize market penetration, ensure smooth product registration, and enhance brand visibility across the region. (hereinafter referred to as the “Proposed Transaction”).

D.	In connection with the Proposed Transaction, it may be necessary for either Party (“Disclosing Party”) provide to the other Party (“Receiving Party”), in writing or otherwise, certain information that is non-public, confidential or proprietary in nature. This exchange of information may occur reciprocally between both Parties.

NOW THIS AGREEMENT WITNESSETH as follows:-

1.	DEFINITION

includes, but is not limited to
“Confidential Information”	i)	personal data (having the meaning ascribe under the Personal Data Protection Act 2010);

ii)	trade secrets, formulas, methods, know-how, patent applications, copyrights, trademarks, trade dress, business methodologies, product compositions, source codes, prototypes, algorithms, financial data, and any other intellectual property whether or not registered. This also includes information ideas concepts designs technical data or know-how research product plans products services customers markets software developments inventions processes designs drawings hardware and software configuration information databases marketing or finances or any form of business plans expressed described or stored in any form provided by the Disclosing Party;

iii)	all notes analysis compilations reports forecast studies samples data summaries or other relevant materials prepared by the Receiving Party for the benefit of the Disclosing Party;

iv)	all information contained in the meeting minutes; or

v)	or any information marked “Confidential” by the Disclosing Party or its related corporations or if given orally is confirmed promptly in writing as having been disclosed as confidential or proprietary

“Disclosing Party”	means the party from whom the Confidential Information originates and is disclosed to the Receiving Party.

“Receiving Party”	means the party to whom the Confidential Information is given or disclosed.

2.	NON-DISCLOSURE OF CONFIDENTIAL INFORMATION

a)	The Receiving Party agrees that it shall use the Confidential Information disclosed by the Disclosing Party solely for the purpose of carrying out the Proposed Transaction and for no other purpose whatsoever, without the express prior written consent of the Disclosing Party.

b)	The Receiving Party shall not disclose, divulge, or otherwise communicate any Confidential Information of the Disclosing Party to any third party, including but not limited to affiliates, subcontractors, or partners, except where such disclosure is strictly necessary to carry out the Proposed Transaction and only to those employees of the Receiving Party who have a legitimate need to know the Confidential Information for this purpose. The Receiving Party shall ensure that such employees are bound by obligations of confidentiality at least as protective as those set forth in this Agreement.

c)	Upon request by the Disclosing Party, the Receiving Party shall promptly provide in writing a list of the names and positions of each employee, agent, or representative who has had access to the Confidential Information, ensuring full transparency in the handling of such information.

d)	The Receiving Party agrees to implement and maintain security measures, including administrative, technical, and physical safeguards, that are at least as stringent as the measures the Receiving Party uses to protect its own Confidential Information, to prevent unauthorized access, disclosure, alteration, or destruction of the Confidential Information. The Receiving Party shall take all reasonable steps to ensure that the Confidential Information is kept secure and confidential at all times.

e)	The Receiving Party acknowledges and agrees that all documents, memoranda, notes, other writings, and any other materials, whether in tangible or electronic form, that constitute or contain Confidential Information, along with any copies or reproductions thereof,_shall remain the exclusive property of the Disclosing Party. The disclosure or acquisition of such materials by the Receiving Party shall not confer any ownership rights, licenses, or, other rights in the Confidential Information beyond those expressly set forth in this Agreement. Any products or outcomes derived from the Proposed Transaction, including but not limited to reports, analyses, or data compilations, shall be considered Confidential Information.

f)	The Receiving Party, upon becoming aware of any actual or potential breach of confidentiality, including any unauthorized disclosure or use of the Confidential Information, shall immediately notify the Disclosing Party in writing. The Receiving Party shall cooperate fully with the Disclosing Party to mitigate any harm caused by such breach, including taking all necessary actions to recover and prevent further dissemination, use, or disposal of the Confidential Information.

g)	The Receiving Party shall not, without the express prior written consent of the Disclosing Party, make any public announcement, issue any press release, or make any reference to the Disclosing Party in any proposal, advertisement, marketing material, publicity material, or similar document that is promotional in nature. The Receiving Party shall not use the Disclosing Party’s name, logo, trademarks, or service marks in any manner that implies endorsement or approval by the Disclosing Party.

3.	INTELLECTUAL PROPERTY

a)	Each Party acknowledges and agrees that all Intellectual Property Rights in and to any Confidential Information disclosed pursuant to this Agreement, including any derivative works, modifications, enhancements, or improvements made to the Confidential Information by the Receiving Party or any third party, shall remain the exclusive property of the Disclosing Party or its licensors, as the case may be. The Receiving Party shall not acquire any rights, title, or interest in the Confidential Information, except as expressly provided in this Agreement. Any such derivative works, modifications, enhancements, or improvements shall automatically vest in the Disclosing Party upon creation, without any further action required by the Parties.

b)	The Receiving Party agrees not to challenge, or assist others in challenging, the ownership, validity, or enforceability of the Intellectual Property Rights of the Disclosing Party, whether during or after the term of this Agreement. The Receiving Party further agrees not to file any applications or claims for Intellectual Property Rights that are based on or incorporate any part of the Confidential Information, without the prior written consent of the Disclosing Party.

4.	NON-DISCLOSURE AND NON-USE OF CONFIDENTIAL INFORMATION

a)	The Receiving Party agrees that it shall not use any Confidential Information disclosed to it by the Disclosing Party for its own benefit or for any purpose other than strictly to carry out the Proposed Transaction, unless otherwise expressly authorized in writing by the Disclosing Party. The Receiving Party shall not disclose, disseminate, or otherwise make available any Confidential Information of the Disclosing Party to any third party, including contractors, consultants, or affiliates, except where such disclosure is necessary to carry out the Proposed Transaction and only to the extent that the third party has executed a written agreement obligating them to confidentiality obligations no less stringent than those contained herein.

b)	The Receiving Party shall ensure that any employees, agents, or representatives to whom the Confidential Information is disclosed are fully aware of their obligations under this Agreement and shall take all necessary steps to prevent any unauthorized use or disclosure of the Confidential Information. The Receiving Party acknowledges that any unauthorized use, reproduction, or disclosure of the Confidential Information will constitute a material breach of this Agreement, entitling the Disclosing Party to seek immediate injunctive relief, specific performance, and any other remedies available at law or in equity, including monetary damages, punitive damages, and recovery of all legal costs.

5.	NON LIABILITY

The obligations of confidentiality imposed upon either Party under this Agreement to information which:

a)	Prior Possession: Was in the lawful possession of the Receiving Party at the time of disclosure by the Disclosing Party, as evidenced by the Receiving Party’s written records, files, or other documented evidence created prior to the time of disclosure, and was not subject to any pre existing confidentiality obligation.

b)	Public Domain: Becomes part of the public knowledge or literature after the time of disclosure, through no fault, breach, action, or inaction of the Receiving Party, its affiliates, or their respective employees, agents, or representatives.

c)	Written Consent: Is explicitly approved in writing by the Disclosing Party for release or disclosure to the public, provided that such written consent is obtained prior to any disclosure or release by the Receiving Party.

d)	Independent Development: Is independently developed by the Receiving Party without the use of or reference to the Disclosing Party’s Confidential Information, as demonstrated by the Receiving Party’s documented evidence.

e)	Legal Requirement: Is required to be disclosed by the Receiving Party pursuant to any statutory or regulatory requirement by a competent regulatory body, or by judicial order from a court of competent jurisdiction, provided that the Receiving Party (i) promptly notifies the Disclosing Party in writing of such requirement, including the purpose, timing, and contents of the proposed disclosure, and (ii) cooperates with the Disclosing Party, at the Disclosing Party’s expense, in seeking a protective order or other remedy to prevent or limit such disclosure to the minimum necessary extent.

6.	RETURN OF MATERIALS

Any materials or documents which have been furnished by the Disclosing Party to the Receiving Party will be promptly returned accompanied by all copies of such documentation after the Proposed Transaction has been concluded or terminated. The Receiving Party shall not be permitted in any manner whatsoever to make any copies of such Confidential Information without the express consent in writing from the Disclosing Party. Upon request, the Receiving Party shall certify in writing that all such Confidential Information has been returned or securely destroyed, including any digital copies or backups.

7.	TERM

The confidentiality obligations of each receiving party under this Agreement will continue in full force and effect until the disclosing party’s Confidential Information becomes publicly known and generally available, through no action or inaction of the receiving party. For clarity, any Confidential Information that does not become publicly known through the above will remain subject to the confidentiality obligations outlined in this Agreement.

In the event of termination of this Agreement, the confidentiality obligations and restrictions outlined in this Clause will remain in effect and continue to bind the Parties.

8.	NOTICE

Written communications requesting or transferring Confidential Information under this Agreement shall be addressed only to the respective designees as follows (or to such designees as the Parties hereto may from time to time designate in writing): -

For the attention of :

Umbrella Treatment Trading company established in Saudi Arabia /Riyadh
Address [***] City : [***] Postal Code: [***] Country: [***] Telephone Number: [***] Email : [***]

MEDIKA NATURA SDN. BHD

Address :	[***]
Telephone number :	[***]
Fax number:	[***]
Email :	[***]
For the attention of :	[***]

9.	MISCELLANEOUS

This Agreement shall be binding upon and for the benefit of the undersigned Parties, their successors and assigns, provided that Confidential Information of the Disclosing Party may not be assigned without the prior written consent of the Disclosing Party. Failure to enforce any provision of this Agreement shall not constitute a waiver of any term hereof.

10.	MISCELLANEOUS

a)	Binding Effect: This Agreement shall be binding upon, and shall inure to the benefit of, the undersigned Parties, their respective successors, and permitted assigns. The Receiving Party may not assign or transfer any rights or obligations under this Agreement, whether by operation of law or otherwise, without the prior written consent of the Disclosing Party. Any attempt to assign or transfer this Agreement without such consent shall be null and void.

b)	Non-Waiver: The failure of either Party to enforce any provision of this Agreement at any time, or the waiver of any breach or default hereunder, shall not be construed as a waiver of that provision, or any other provision, or the right of that Party thereafter to enforce each and every provision of this Agreement. No waiver shall be effective unless it is in writing and signed by the Party against whom enforcement is sought.

c)	Severability: If any provision of this Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be enforced to the maximum extent permissible, and the remaining provisions of this Agreement shall remain in full force and effect.

11.	GOVERNING LAW

a)	Jurisdiction: This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Malaysia, without regard to its conflict of law principles. The Parties agree that the Malaysian Courts shall have exclusive jurisdiction to hear and determine any disputes, claims, or actions arising out of or in connection with this Agreement. The Receiving Party hereby irrevocably submits to the exclusive jurisdiction of the Malaysian Courts and waives any objections based on venue or forum non-conveniens.

b)	Legal Costs: In the event of any legal action or proceeding arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys’ fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

12.	REMEDIES

a)	Injunctive Relief: The Receiving Party acknowledges that the obligations set forth in this Agreement are necessary and reasonable to protect the legitimate interests of the Disclosing Party including its business, reputation, and goodwill. The Receiving Party agrees that any breach or threatened breach of these obligations would cause irreparable harm to the Disclosing Party, for which monetary damages would be an insufficient remedy.

b)	Entitlement to Relief: Accordingly, the Disclosing Party shall be entitled, without the necessity of posting a bond or other security, to seek injunctive relief, specific performance, or any other equitable remedy available under applicable law to prevent or restrain any such breach or threatened breach, in addition to any other remedies available at law or in equity.

c)	Cumulative Remedies: The rights and remedies provided in this Agreement are cumulative and in addition to any rights or remedies that the Disclosing Party may have at law, in equity, or otherwise. No remedy is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy provided herein or available at law or equity.

13.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, which together shall constitute one and the same agreement.

14.	BRIBERY, GRATIFICATION AND SOLICITATION

a)	The Parties are not to offer or provide, directly or through any intermediaries, any bribe, gift, hospitality, entertainment, donation, consideration, reward, favour, any material or immaterial benefit or other gratification, commission, fee, brokerage or inducement to an employee, director or other representative of the party, for the purpose of improperly influencing a business decision to act contrary to the party’s interest or for the purpose of obtaining any advantage in the implementation of this NOA;

b)	The offer of a bribe or other inducement to any person with the view to influence the placing of this NOA will result in the termination of this NOA. Should any of the Party’s employee solicit directly or indirectly for any forms of benefits or favours of any kind, the said Party shall report the matter directly to via email address: [***]

[THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Parties hereto have hereunto set their hands on the day and year first above written.

Signed by	)
for and on behalf of	)
Umbrella Treatment Trading Company	)
COMPANY NO. 200601035278 (755037-T}
)
in the presence of :	)
)
/s/	)	/s/ [***]
Witness	)	Authorised Signatory
Name:		Name: [***]
Designation:		Designation: [***]

Signed by	)
for and on behalf of	)
PROJECT LEADER	)
in the presence of :	)
)
/s/ Mustadza Muhamad		/s/ Abdul Razak Mohd Isa
Witness	)	Authorised Signatory
Name: Mustadza Muhamad		Name: Abdul Razak Mohd Isa
Designation: CFO	)	Designation: CEO